Exhibit 99.1

Intuitive Machines Advancing Satellite Communications and In-Space Data

Processing Capabilities with $175 Million Strategic Investment

HOUSTON, February 25, 2026 — Intuitive Machines, Inc. (Nasdaq: LUNR) (“Intuitive Machines” or the “Company”), a leading space infrastructure and services company, today announced a $175 million strategic equity investment led by global institutional investors.

Following its acquisition of Lanteris Space Systems (“Lanteris”) in January, the Company intends to use this capital to support revenue expansion and investment in technologies to advance communications and data processing networks, including extending flight-proven satellite platforms into those growth markets.

Intuitive Machines intends to invest in expanding its Near Space Network Services (“NSNS”) and establish a solar system internet independent of Earth. Through investments in the Lanteris platforms, specifically the 1300 series, the Company believes it can grow market share in Geostationary Orbit (“GEO”), expand capability around the Moon, extend capability to Mars, and support emerging high-power on-orbit data processing and edge computing.

The Company believes this investment will enhance its ability to win and execute higher margin, recurring revenue programs such as the Golden Dome initiatives, Tracking and Data Relay Satellite System (“TDRSS”), the Mars Telecommunications Orbiter, as well as the evolving space-based orbital data center market.

In parallel, the Company is actively engaging strategic partners across the terrestrial technology sector to align space-based data centers with emerging enterprise demand.

“We are building a scalable infrastructure platform from low-Earth orbit to the Moon and into deep space,” said Intuitive Machines CEO, Steve Altemus. “With this investment, we can accelerate the integration of the combined company’s collective capabilities to deliver next-generation data, communications, and space-based infrastructure services.”

The Company continues to look forward to hearing in the near-term regarding upcoming awards, including NASA’s Lunar Terrain Vehicle Services (“LTVS”), the next Commercial Lunar Payload Services award, and follow-on Proliferated Warfighter Space Architecture satellite contracts.

The definitive securities purchase agreement with the institutional investors is for the issuance and sale of the Company’s Class A common stock in exchange for a $175 million equity investment. The transaction is expected to close on February 27, 2026, subject to customary closing conditions.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Intuitive Machines

Intuitive Machines is a leading space infrastructure company that builds spacecraft, connects networks, and operates infrastructure-as-a-service serving commercial, civil and national security customers.

With a proven track record across the space domain, the Company, through organic growth and portfolio expansion, has built over 300 spacecraft, delivered over 260 kilograms of payload to the lunar surface and provided precision navigation expertise that has guided spacecraft across our solar system.

These capabilities form an integrated Built-Connect-Operate infrastructure service company, enabling customers to achieve mission and campaign outcomes through a single prime solution. Intuitive Machines’ technology has been demonstrated across the space domain and is engineered to support the next century of opportunity in space.

Transaction Advisors

Cantor is serving as exclusive placement agent. DLA Piper LLP (US) is serving as legal advisor to Cantor. Simpson Thacher & Bartlett LLP is serving as legal advisor to Intuitive Machines.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements that do not relate to matters of historical fact should be considered forward looking. These forward-looking statements generally are identified by the words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include but are not limited to statements regarding: the expected timing for the closing of the strategic equity investment; the anticipated use of proceeds from the strategic equity investment; and expectations regarding the benefits from the investments we intend to make from the proceeds of the strategic equity investment. These forward-looking statements reflect the Company’s predictions, projections, or expectations based upon currently available information and data. Our actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The following important factors and uncertainties, among others, could cause actual outcomes or results to differ materially from those indicated by the forward-looking statements in this presentation: various risks and uncertainties related to, among other things, uncertainties related to the completion of the strategic equity investment, the benefits and costs associated with the transaction with Lanteris; our reliance upon the efforts of our Board and key personnel to be successful; our limited operating history; our failure to manage our growth effectively and to win new contracts; our customer concentration; competition from existing or new companies; unsatisfactory safety performance of our spaceflight systems or security incidents at our facilities; cyber incidents; failure of the market for commercial spaceflight to achieve the growth potential we expect; any delayed launches, launch failures, failure of landers to conduct all mission milestone, failure of our satellites or lunar landers to reach their planned orbital locations, significant increases in the costs related to launches of satellites and lunar landers, and insufficient capacity available from satellite and lunar lander launch providers; our reliance on a single launch service provider; risks associated with commercial spaceflight, including any accident on launch or during the journey into space; risks associated with the handling, production and disposition of potentially explosive and ignitable energetic materials and other dangerous chemicals in our operations; our reliance on a limited number of suppliers for certain materials and supplied components; failure of our products to operate in the expected manner or defects in our products; counterparty risks on contracts entered into with our customers and failure of our prime contractors to maintain their relationships with their counterparties and fulfill their contractual obligations; failure to successfully defend protest from other bidders for government contracts; failure to comply with various laws and regulations relating to various aspects of our business, uncertainty in the regulatory environment and any changes in the funding levels of various governmental entities with which we do business; our failure to protect the confidentiality of our trade secrets and unpatented know how; our failure to comply with the terms of third-party open source software our systems utilize; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate material weaknesses in our internal control over financial reporting; the U.S. government’s budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget process for any government fiscal year, and our dependence on U.S. government contracts and the available funding by the U.S. government; our failure to comply with U.S. export and import control laws and regulations and U.S. economic sanctions and trade control laws and regulations; uncertain global macro-economic and political conditions and elevated inflation and interest rates; our history of losses and failure to achieve profitability in the future or failure to generate sufficient funds to continue operations; the cost and potential outcomes of pending and any future litigation; our public securities’ potential liquidity and trading; the sufficiency and anticipated use of our existing capital resources to fund our future operating expenses and capital expenditure requirements and needs for additional financing; our ability to successfully identify, complete, integrate, and obtain benefits from any acquisitions, joint ventures and other investments; and other public filings and press releases other factors detailed under the section titled Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”), the section titled Part I, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations and the section titled Part II. Item 1A. “Risk Factors” in our most recently filed Quarterly Report on Form 10-Q, and in our subsequent filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

These forward-looking statements are based on information available as of the date of this presentation and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements.

Contacts

For investor inquiries:

investors@intuitivemachines.com

For media inquiries:

press@intuitivemachines.com